UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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THE SOUTHERN COMPANY

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SOUTHERN COMPANY
HIGHLIGHTS

Take a look at the proxy statement
Published May 18, 2011

It’s a corporate rite of spring that nonetheless eludes the attention of many of its beneficiaries. The Southern Company proxy statement is issued every April to the company’s nearly 500,000 stockholders, including more than 21,000 employees who own shares through the Employee Savings Plan (ESP) or some other method.

It’s an annual opportunity for the company’s owners – all of them – to express their opinions on matters of importance to the business. And yet, surprisingly, few employee shareholders even participate in the process.

Collectively, Southern Company ESP participants own about 7 percent of all outstanding common shares. But last year, only about 13 percent of ESP shareholders voted their proxies.

Why is that? Probably for a variety of reasons, all of them legitimate. We don’t have the time, or we don’t make the time. We don’t understand the contents of the proxy. And even if we did, we don’t see how one little vote could possibly make a difference among the hundreds of thousands of votes being cast.

But one vote can make a difference, and understanding the proxy may not be as difficult as it seems. Toward that end, Highlights has put together a brief summary of the six matters to be voted upon in this year’s proxy statement, followed by the board of directors’ recommended vote for each.

If you hold shares of Southern Company stock in the Employee Savings Plan or signed up for electronic delivery of proxy materials, you received an email on April 19, 2011 from THE SOUTHERN COMPANY with the subject line, “THE SOUTHERN COMPANY Annual Meeting.”  The email contained a link for you to vote your proxy online. It’s quick and easy.

Proxies can also be voted by phone or U.S. mail. You can vote or abstain on each item, or vote to accept the board’s recommendations on all items.

Employees are encouraged to read the entire text of the proxy statement, which can be obtained through the link above. If you have any questions regarding the proxy, feel free to call Opal Shorter at 404-506-0813 or 8-506-0813.

Item # 1: Election of Directors. Each year, shareholders are asked to vote on nominations for the company’s board of directors. Directors provide oversight of general and specific risks, approve the financial plan, set executive compensation for senior management, declare dividends and elect officers. All of the nominees for the board – with the exception of CEO Tom Fanning – are from outside the company. For more information on the full list of nominees, click here and view pages 13-19. Recommended Vote: “For” the nominees listed in Item #1.

Item #2: Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders are being asked to ratify the appointment of Deloitte & Touche LLP by the board’s audit committee as Southern Company’s independent registered public accounting firm for 2011. Deloitte & Touche has responsibility for expressing opinions on financial statements and the effectiveness of Southern Company’s internal controls over financial reporting to ensure compliance with all applicable laws and regulations. For additional information, click here and view page 20. Recommended Vote: “For” Item #2.

Item # 3: Advisory Vote on Executive Compensation. This is a non-binding, or “advisory,” vote to approve the compensation of the company’s senior leadership – typically referred to as a “say on pay” vote. The vote is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The compensation committee of the board of directors has recommended an executive pay structure designed to be competitive with that of other companies in the industry; tied to and structured to motivate achievement of short- and long-term business goals; and aligned with the interests of Southern Company’s stockholders and customers. For more information on this proposal, click here and view page 20. For more information on executive compensation, click here and view pages 30–71. Recommended Vote: “For” Item #3.

Item # 4: Advisory Vote on Frequency of Vote on Executive Compensation. The Dodd-Frank Act also requires that stockholders have the opportunity to cast a non-binding vote on how often the company should ask for a “say on pay” vote. The options on the 2011 ballot are: every year, every two years or every three years. The board is in favor of an annual vote. For more information on this proposal, click here and view page 21. Recommended Vote: “For” the option of once every year.

Item # 5: Proposal to Approve the Omnibus Incentive Compensation Plan. Southern Company has a single incentive compensation plan – the Omnibus Incentive Compensation Plan – under which all performance-based compensation, such as the Performance Pay Program, is paid. The board of directors has approved the plan subject to stockholder approval, which is required every five years to maintain full tax deductibility. The last vote took place in 2006. For more information on this proposal, click here and view pages 21-25. Recommended Vote: “For” Item #5.

Item # 6: Stockholder Proposal on Coal Combustion Byproducts Environmental Report. Green Century Capital Management Inc., which holds 120 shares of Southern Company common stock, has asked the company to provide a report on its efforts to mitigate the potential effects of coal ash on groundwater above and beyond state and federal requirements. Coal ash is a waste product typically stored in disposal ponds adjacent to coal-fired generating plants. The company already produces a report on coal ash, the “CCB Report,” which is updated periodically on southerncompany.com. For more information on this proposal, click here and view pages 25-27. Recommended Vote: “Against” Item #6.